UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

Sow Good Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd
Irving, TX 75061
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 623-6055

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOWG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A&R Employment Agreement with Ira Goldfarb

On December 15, 2023 (the “Effective Date”) Sow Good Inc. (the “Company”), entered into an Amended and Restated Employment Agreement with Executive Chairman and Chairman of the Board of Directors Ira Goldfarb (the “A&R Employment Agreement of Ira Goldfarb”). The A&R Employment Agreement of Ira Goldfarb amended and restated Mr. Goldfarb’s employment agreement with the Company dated, October 1, 2020.

The A&R Employment Agreement of Ira Goldfarb provides that Mr. Goldfarb will be entitled to receive an annual base salary of $625,000. Additionally, beginning with the fiscal year 2024, Mr. Goldfarb is entitled to a discretionary cash bonus of up to 100% of this then-current base salary, based on revenue and EBITDA targets set forth in the A&R Employment Agreement of Ira Goldfarb.

On the Effective Date, pursuant to the A&R Employment Agreement of Ira Goldfarb, Mr. Goldfarb was granted stock options entitling him to purchase up to 500,000 shares of Common Stock (the “Initial Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The price per share subject to the Initial Option Grant is equal to the closing price per share of the Common Stock on the Effective Date. The shares granted under the Initial Option Grant will vest equally over a five-year period from grant date. In the case of a Change of Control (as defined in the A&R Employment Agreement of Ira Goldfarb) all shares granted in the Initial Option Grant will vest immediately.

Additionally, pursuant to the A&R Employment Agreement of Ira Goldfarb, Mr. Goldfarb was granted additional stock options entitling him to purchase up to 500,000 shares of Common Stock (the “Additional Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The shares granted under the Additional Option Grant will vest upon the Company’s stock price trading on a national securities exchange operated by Nasdaq or the New York Stock Exchange with a closing transaction price above $40.00 per share for a period of twenty consecutive trading days, and the exercise price per share under the Additional Option Grant is$40.00. In the case of a Change of Control (as defined in the A&R Employment Agreement of Ira Goldfarb) all shares granted in the Additional Option Grant will vest immediately.

Mr. Goldfarb’s employment with us is “at will.” The A&R Employment Agreement of Ira Goldfarb provides certain severance benefits, including cash severance and vesting acceleration upon the occurrence of certain defined events, as described below, in each case, subject to Mr. Goldfarb’s execution and non-revocation of a release of claims.

●
If the Company terminates Mr. Goldfarb’s employment without “cause” (as defined in the A&R Employment Agreement of Ira Goldfarb), then Mr. Goldfarb will be eligible to receive any base salary earned through the date of termination and all benefits accrued but unpaid through the date of termination.

●
If the Company terminates Mr. Goldfarb’s employment without “cause” (excluding death or disability) or as a result of a Change of Control (as defined in the A&R Employment Agreement of Ira Goldfarb), then Mr. Goldfarb will be eligible to receive his base salary during the period following such termination and ending twenty-four months following the termination date.

Pursuant to the A&R Employment Agreement of Ira Goldfarb, Mr. Goldfarb will also receive all other benefits generally available to the Company’s executive officers.

The description of the A&R Employment Agreement of Ira Goldfarb is qualified by reference to the full text of the Employment Agreement, a copy of which are attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

A&R Employment Agreement with Claudia Goldfarb

On December 15, 2023 Sow Good Inc. (the “Company”), entered into an Amended and Restated Employment Agreement with Chief Executive Officer and member of the Board of Directors Claudia Goldfarb (the “A&R Employment Agreement of Claudia Goldfarb”). The A&R Employment Agreement of Claudia Goldfarb amended and restated Mrs. Goldfarb’s employment agreement with the Company dated, October 1, 2020.

The A&R Employment Agreement of Claudia Goldfarb provides that Mrs. Goldfarb will be entitled to receive an annual base salary of $575,000. Additionally, beginning with the fiscal year 2024, Mrs. Goldfarb is entitled to a discretionary cash bonus of up to 100% of this then-current base salary, based on revenue and EBITDA targets set forth in the A&R Employment Agreement.

On the Effective Date, pursuant to the A&R Employment Agreement of Claudia Goldfarb, Mrs. Goldfarb was granted stock options entitling her to purchase up to 450,000 shares of Common Stock (the “Initial Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The price per share subject to the Initial Option Grant is equal to the closing price per share of the Common Stock on the Effective Date. The shares granted under the Initial Option Grant will vest equally over a five-year period from grant date. In the case of a Change of Control (as defined in the A&R Employment Agreement of Claudia Goldfarb) all shares granted in the Initial Option Grant will vest immediately.

Additionally, pursuant to the A&R Employment Agreement of Claudia Goldfarb, Mrs. Goldfarb was granted additional stock options entitling her to purchase up to 450,000 shares of Common Stock (the “Additional Option Grant”), pursuant the terms and conditions of a stock purchase agreement and the 2020 Equity Incentive Plan. The shares granted under the Additional Option Grant will vest upon the Company’s stock price trading on a national securities exchange operated by Nasdaq or the New York Stock Exchange with a closing transaction price above $40.00 per share for a period of twenty consecutive trading days, and the exercise price per share under the Additional Option Grant shall be $40.00. In the case of a Change of Control (as defined in the A&R Employment Agreement of Claudia Goldfarb) all shares granted in the Additional Option Grant will vest immediately.

Mrs. Goldfarb’s employment with us is “at will.” The A&R Employment Agreement of Claudia Goldfarb provides certain severance benefits, including cash severance and vesting acceleration upon the occurrence of certain defined events, as described below, in each case, subject to Mrs. Goldfarb’s execution and non-revocation of a release of claims.

●
If the Company terminates Mrs. Goldfarb’s employment without “cause” (as defined in the A&R Employment Agreement of Claudia Goldfarb), then Mrs. Goldfarb will be eligible to receive any base salary earned through the date of termination and all benefits accrued but unpaid through the date of termination.

●
If the Company terminates Mrs. Goldfarb’s employment without “cause” (excluding death or disability) or as a result of a Change of Control (as defined in the A&R Employment Agreement of Claudia Goldfarb), then Mrs. Goldfarb will be eligible to receive her base salary during the period following such termination and ending twenty-four months following the termination date.

Pursuant to the A&R Employment Agreement of Claudia Goldfarb, Mrs. Goldfarb will also receive all other benefits generally available to the Company’s executive officers.

The description of the A&R Employment Agreement of Claudia Goldfarb is qualified by reference to the full text of the Employment Agreement, a copy of which are attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of December 15, 2023, by and between Sow Good Inc. and Ira Goldfarb
10.2	Employment Agreement, dated as of December 15, 2023, by and between Sow Good Inc. and Claudia Goldfarb
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

Date: December 20, 2023	By:	/s/ Claudia Goldfarb
Claudia Goldfarb
Chief Executive Officer